                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Report of Independent Accountants................  15
Dividend Reinvestment Plan.......................  16

VTP ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                       [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth        DENNIS J. MCDONNELL AND DON G. POWELL
slowed and bonds recovered much of
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. Pennsylvania issues were especially scarce. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996


AAA            81.0%
AA              8.9%
A               3.8%
BBB             4.9%
BB              1.4%




Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.37 percent(3), based on the closing stock price of $15.625 per common share as of October 31, 1996. For Pennsylvania residents in the combined federal and state income tax bracket of 37.8 percent, this distribution is equivalent to a yield of 10.24 percent(4) on a taxable investment.
    The Trust's one-year total return was 11.14 percent(1), including reinvestment of all dividends, reflecting a 4.2 percent increase in market price for the period ended October 31, 1996.

               Top Five Portfolio Holdings by Industry as of October
               31, 1996
                    Health Care....................... 24.6%
                    General Purpose................... 17.5%
                    Public Education.................. 13.1%
                    Water & Sewer...................... 9.3%
                    Higher Education................... 6.9%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,


   [SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


   [SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                            PENNSYLVANIA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTP)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............     11.14%
One-year total return based on NAV(2)......................      6.10%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................      6.37%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................     10.24%

 SHARE VALUATIONS

Net asset value............................................   $ 16.93
Closing common stock price.................................   $15.625
One-year high common stock price (02/13/96)................   $16.375
One-year low common stock price (12/19/95).................   $14.875
Preferred share rate(5)....................................      3.43%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------


     Par
    Amount
    (000)                     Description                    Coupon    Maturity  Market Value
   ------------------------------------------------------------------------------------------
            MUNICIPAL BONDS
            PENNSYLVANIA  92.9%
   $9,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
            Arpt Ser B (FSA Insd)...........................  6.625%    01/01/22 $ 9,556,650
    1,090   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
            Single Family (GNMA Collateralized).............  7.100     05/01/24   1,143,443
    1,755   Allegheny Cnty, PA San Auth Swr Rev (FGIC
            Insd)...........................................      *     12/01/15     594,910
    1,000   Allegheny Cnty, PA San Auth Swr Rev Ser C
            (Prerefunded @ 12/01/01) (FGIC Insd)............  6.500     12/01/16   1,091,590
    4,070   Armstrong Cnty, PA Hosp Auth Hlth Cent Rev
            Canterbury Pl Proj Rfdg (MBIA Insd).............  6.500     12/01/21   4,321,160
    2,675   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
            Cnty Mem Hosp Ser A.............................  7.500     11/01/16   2,615,000
    2,000   Armstrong Cnty, PA Hosp Auth Hosp Rev Saint
            Francis Med Cent Proj A Rfdg (AMBAC Insd).......  6.250     06/01/13   2,097,560
    1,310   Bangor PA Area Sch Dist (AMBAC Insd)............  5.375     03/01/15   1,287,429
    1,000   Beaver Cnty, PA Hosp Auth Rev Med Cent of Beaver
            Cnty Inc (AMBAC Insd)...........................  6.625     07/01/10   1,078,650
    5,000   Berks Cnty, PA Muni Auth Rev Highlands at
            Wyomissing Proj B...............................  6.875     10/01/17   5,196,000
    3,000   Bethlehem, PA Auth Wtr Rev (Prerefunded @
            11/15/01) (MBIA Insd)...........................  6.250     11/15/21   3,239,190
    2,880   Blair Cnty, PA Hosp Auth Rev Altoona Hosp Proj
            (AMBAC Insd)....................................  6.500     07/01/22   3,106,742
    5,630   Blairsville-Saltsburg Sch Dist PA Ser 1992
            (Prerefunded @ 05/15/02) (MBIA Insd)............  6.500     05/15/16   6,157,756
    5,000   Bristol Twp, PA Sch Dist Ser A (Prerefunded @
            02/15/02) (MBIA Insd)...........................  6.625     02/15/12   5,556,200
    1,000   Cumberland Cnty, PA Muni Auth College Rev
            Messiah College Proj (AMBAC Insd)...............  5.125     10/01/15     950,000
    1,200   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/04     809,964
    2,150   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/05   1,369,808
    1,565   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/07     883,223
    1,000   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/08     529,610
    1,665   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/09     825,890
      815   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/10     380,499
    1,270   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/11     555,879
    1,030   Delaware Cnty, PA Cap Apprec Rfdg...............      *     11/15/12     423,423
    1,800   Exeter Twp, PA Sch Dist (FGIC Insd).............      *     11/15/13     690,840
    5,200   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
            Med Rfdg (FHA Gtd)..............................  7.000     08/01/22   5,434,364
    4,000   Franklin Cnty, PA Indl Dev Auth Hosp Rev
            Chambersburg Hosp Proj (FGIC Insd)..............  6.250     07/01/22   4,173,800
    2,500   Governor Mifflin PA Sch Dist (Prerefunded @
            02/01/02) (AMBAC Insd)..........................  6.500     02/01/13   2,723,350
    2,500   Interboro Sch Dist PA Delaware Cnty Rfdg
            (Prerefunded @ 10/01/02) (MBIA Insd)............  6.600     10/01/12   2,760,525

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------


     Par
    Amount
    (000)                     Description                    Coupon    Maturity  Market Value
   ------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
   $5,250   Lancaster Cnty, PA Hosp Auth Rev Lancaster Genl
            Hosp Proj (AMBAC Insd)..........................  6.125%    07/01/12 $ 5,434,537
    1,600   Lancaster, PA Higher Edl Auth College Rev
            Franklin & Marshall College Proj (MBIA Insd)....  6.700     04/15/12   1,751,168
    2,715   Langhorne Manor Boro, PA Higher Edl & Hlth Auth
            Rev Woods Sch (Connie Lee Insd).................  6.500     11/15/14   2,880,886
    4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
            Rehab Hosp......................................  7.500     11/15/21   4,169,800
    2,000   Lehigh Cnty, PA Genl Purp Auth Rev Lehigh Vly
            Hosp Inc Ser A Rfdg (MBIA Insd).................  6.500     07/01/10   2,157,460
    1,000   Lower Providence Twp, PA Swr Auth Swr Rev
            (Prerefunded @ 05/01/02)........................  6.750     05/01/22   1,102,670
    2,000   Luzerne Cnty, PA Ser B (FGIC Insd)..............  6.000     09/15/11   2,047,240
    4,250   Media Boro, PA Gtd Wtr Rev Rfdg (MBIA Insd).....  6.600     01/01/22   4,626,847
    3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
            Rev Abington Hosp (AMBAC Insd)..................  6.000     06/01/16   3,023,790
    1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
            Rev Pottstown Mem Med Cent Proj.................  7.350     11/15/05   1,062,360
    1,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
            Rev Pottstown Mem Med Cent Proj.................  6.875     11/15/20   1,016,820
    4,500   Montgomery Cnty, PA Higher Edl & Hlth Auth Rev
            Saint Josephs Univ (Connie Lee Insd)............  6.500     12/15/22   4,865,085
    1,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
            Ctl Ser E Rfdg (MBIA Insd)......................  6.700     12/01/21   1,094,060
    5,000   North Allegheny, PA Sch Dist Ser A Rfdg (AMBAC
            Insd)...........................................  6.350     11/01/12   5,289,200
    1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
            11/01/04) (FGIC Insd)...........................  6.875     11/01/19   1,142,270
      350   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
            Insd)...........................................      *     09/01/09     175,543
      500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
            Insd)...........................................      *     03/01/10     242,540
      885   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
            Insd)...........................................      *     09/01/10     417,809
      500   Northeastern York Cnty, PA Sch Dist Ser B (FGIC
            Insd)...........................................      *     03/01/11     227,500
    4,820   Northhampton Cnty, PA Hosp Auth Rev Easton Hosp
            Ser A (MBIA Insd)...............................  6.250     01/01/11   5,109,682
    9,000   Northumberland Cnty, PA Auth Comwlth Lease Rev
            Correctional Fac (MBIA Insd)....................      *     10/15/11   3,957,390
    2,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
            Colver Proj Ser D...............................  7.050     12/01/10   2,129,760
    5,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
            34B (FHA Gtd)...................................  7.000     04/01/24   5,246,700
    1,750   Pennsylvania Infrastructure Invt Auth Rev
            Pennvest Subser B...............................  6.800     09/01/10   1,900,815
    2,750   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
            City of Philadelphia Funding Pgm (Prerefunded @
            06/15/02).......................................  6.800     06/15/12   3,050,135
    6,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
            City of Philadelphia Funding Pgm (MBIA Insd)....  5.600     06/15/15   5,927,880
    5,700   Pennsylvania St Higher Edl Assistance Agy
            Student Ln Rev Ser C (AMBAC Insd)...............  6.400     03/01/22   5,870,715

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------


     Par
    Amount
    (000)                     Description                    Coupon    Maturity    Market Value
   --------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
   $2,660   Pennsylvania St Higher Edl Fac Auth College &
            Univ Rev Temple Univ 1st Ser (MBIA Insd)........  6.500%    04/01/21  $  2,866,150
    1,020   Pennsylvania St Ser A...........................  6.500     11/15/10     1,084,076
    3,000   Pennsylvania St Ser 1...........................  6.375     09/15/12     3,190,770
    5,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
            Insd)...........................................  6.250     07/01/08     5,356,700
    1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
            Rev Frankford Hosp Rfdg (Connie Lee Insd).......  5.750     01/01/19       996,810
      500   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
            Rev Temple Univ Hosp Ser A......................  6.625     11/15/23       521,365
    2,980   Philadelphia, PA Redev Auth Hsg Rev Rfdg
            (GNMA Collateralized)...........................  6.875     02/01/24     3,139,341
      500   Pittsburgh, PA Urban Redev Mtg Ser C............  6.500     10/01/23       505,790
    1,710   Pottstown Boro, PA Auth Swr Rev Gtd (FGIC
            Insd)...........................................      *     11/01/13       657,734
      750   Reading, PA (Prerefunded @ 11/15/02) (AMBAC
            Insd)...........................................  6.500     11/15/12       825,825
    5,000   Saint Mary Hosp Auth Bucks Cnty, PA Rev
            Franciscan Hlth Saint Mary Ser A (MBIA Insd)....  6.500     07/01/22     5,393,650
    2,220   Silver Spring Twp Auth, PA Swr Rev Gtd (FGIC
            Insd)...........................................  6.700     07/15/21     2,368,807
    1,035   Unity Twp, PA Muni Auth Gtd Swr Rev Cap Apprec
            (AMBAC Insd)....................................      *     11/01/15       352,511
    1,750   West Allegheny, PA Sch Dist Ser AA (AMBAC
            Insd)...........................................  6.250     02/01/14     1,825,583
    7,090   Westmoreland Cnty, PA (AMBAC Insd)..............      *     08/01/15     2,435,840
    3,545   Westmoreland Cnty, PA (AMBAC Insd)..............      *     08/01/16     1,146,737
    7,090   Westmoreland Cnty, PA (AMBAC Insd)..............      *     08/01/17     2,160,819
    2,000   Wilkinsburg, PA Jt Wtr Auth Wtr Rev Ser B (AMBAC
            Insd)...........................................      *     08/15/12       833,640
    1,670   Yough Sch Dist, PA Cap Apprec (MBIA Insd).......      *     10/01/14       604,807
                                                                                  ------------
                                                                                   181,741,072
                                                                                  ------------
            GUAM  0.5%
    1,000   Guam Govt Ser A.................................  5.625     09/01/02     1,006,310
                                                                                  ------------
            PUERTO RICO  5.2%
    6,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
            T (Prerefunded @ 07/01/02)......................  6.500     07/01/22     6,690,960
    2,000   Puerto Rico Comwlth Pub Impt (Prerefunded @
            07/01/02).......................................  6.800     07/01/21     2,259,040
    1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
            (Prerefunded @ 07/01/02)........................  6.875     07/01/21     1,133,240
                                                                                  ------------
                                                                                    10,083,240
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $177,324,540)(a).......................................................    192,830,622
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%....................................      2,828,413
                                                                                  ------------
NET ASSETS  100.0%.............................................................   $195,659,035
                                                                                  ============

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $177,324,540; the aggregate gross unrealized appreciation is $15,568,428 and the aggregate gross unrealized depreciation is $62,346, resulting in net unrealized appreciation of $15,506,082.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $177,324,540) (Note 1)...............  $192,830,622
Interest Receivable.....................................................     3,343,577
Unamortized Organizational Expenses (Note 1)............................         2,001
Other...................................................................         2,803
                                                                          ------------
      Total Assets......................................................   196,179,003
                                                                          ------------
LIABILITIES:
Payables:
  Custodian Bank........................................................       127,750
  Investment Advisory Fee (Note 2)......................................       107,239
  Income Distributions--Common and Preferred Shares.....................        92,368
  Administrative Fee (Note 2)...........................................        32,997
  Affiliates (Note 2)...................................................         2,376
Accrued Expenses........................................................       107,782
Deferred Compensation and Retirement Plans (Note 2).....................        49,456
                                                                          ------------
      Total Liabilities.................................................       519,968
                                                                          ------------
NET ASSETS..............................................................  $195,659,035
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,400 issued with liquidation preference of $50,000 per share) (Note 4).....  $ 70,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 7,420,972 shares issued and outstanding)..................        74,210
Paid in Surplus.........................................................   109,423,100
Net Unrealized Appreciation on Securities...............................    15,506,082
Accumulated Undistributed Net Investment Income.........................       644,852
Accumulated Net Realized Gain on Securities.............................        10,791
                                                                          ------------
      Net Assets Applicable to Common Shares............................   125,659,035
                                                                          ------------
NET ASSETS..............................................................  $195,659,035
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($125,659,035 divided
  by 7,420,972 shares outstanding)......................................  $      16.93
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................   $11,786,572
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,266,716
Administrative Fee (Note 2).............................................       389,759
Preferred Share Maintenance (Note 4)....................................       191,967
Trustees Fees and Expenses (Note 2).....................................        30,517
Legal (Note 2)..........................................................        15,640
Amortization of Organizational Expenses (Note 1)........................         5,010
Other...................................................................       209,315
                                                                           -----------
    Total Expenses......................................................     2,108,924
                                                                           -----------
NET INVESTMENT INCOME...................................................   $ 9,677,648
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments........................................   $    10,791
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    15,217,119
  End of the Period:
    Investments.........................................................    15,506,082
                                                                           -----------
Net Unrealized Appreciation on Securities During the Period.............       288,963
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $   299,754
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $ 9,977,402
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                        October 31, 1996   October 31, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  9,677,648      $  9,737,641
Net Realized Gain on Securities.........................          10,791           317,833
Net Unrealized Appreciation on Securities During the
  Period................................................         288,963        14,502,110
                                                            ------------      ------------
Change in Net Assets from Operations....................       9,977,402        24,557,584
                                                            ------------      ------------
Distributions from Net Investment Income:
  Common Shares.........................................      (7,391,361)       (7,391,153)
  Preferred Shares......................................      (2,480,595)       (2,789,395)
                                                            ------------      ------------
                                                              (9,871,956)      (10,180,548)
                                                            ------------      ------------
Distributions from Net Realized Gain on Securities:
  Common Shares.........................................        (187,473)              -0-
  Preferred Shares......................................         (74,998)              -0-
                                                            ------------      ------------
                                                               (262,471)               -0-
                                                            ------------      ------------
Total Distributions.....................................     (10,134,427)      (10,180,548)
                                                            ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        (157,025)       14,377,036
NET ASSETS:
Beginning of the Period.................................     195,816,060       181,439,024
                                                            ------------      ------------
End of the Period (Including undistributed net
  investment income of $644,852 and $839,160,
  respectively).........................................    $195,659,035      $195,816,060
                                                            ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             March 27, 1992
                                                                             (Commencement
                                          Year Ended October 31              of Investment
                                 ----------------------------------------    Operations) to
                                  1996       1995       1994       1993     October 31, 1992
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)... $16.954    $15.017    $17.889    $14.914      $14.763
                                 -------    -------    -------    -------      -------
  Net Investment Income.........   1.304      1.312      1.327      1.324         .598
  Net Realized and Unrealized
    Gain/Loss on Securities.....    .040      1.997     (2.906)     2.942         .100
                                 -------    -------    -------    -------      -------
Total from Investment
  Operations....................   1.344      3.309     (1.579)     4.266         .698
                                 -------    -------    -------    -------      -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............    .996       .996       .996       .996         .415
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....    .334       .376       .255       .282         .132
  Distributions from Net
    Realized Gain on Securities
    (Note 1):
    Paid to Common
      Shareholders..............    .025        -0-       .033       .010          -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....    .010        -0-       .009       .003          -0-
                                 -------    -------    -------    -------      -------
Total Distributions.............   1.365      1.372      1.293      1.291         .547
                                 -------    -------    -------    -------      -------
Net Asset Value, End of the
  Period........................ $16.933    $16.954    $15.017    $17.889      $14.914
                                 =======    =======    =======    =======      =======
Market Price Per Share at End of
  the Period.................... $15.625    $15.000    $12.875    $17.250      $15.000
Total Investment Return at
  Market Price (b)..............  11.14%     24.53%    (20.21%)    22.29%        2.72%*
Total Return at Net Asset
  Value (c).....................   6.10%     20.03%    (10.65%)    27.39%        2.56%*
Net Assets at End of the Period
  (In millions).................  $195.7     $195.8     $181.4     $202.8       $180.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares........................   1.69%      1.67%      1.66%      1.60%        1.53%
Ratio of Expenses to Average Net
  Assets........................   1.08%      1.05%      1.06%      1.02%        1.09%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (d)....................   5.76%      5.83%      6.45%      6.25%        5.09%
Portfolio Turnover..............      4%         5%         5%         4%           4%*

(a) Net asset value at March 27, 1992, is adjusted for common and preferred share offering costs of $.237 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally during the period, the Trust paid long-term capital gains of $262,471. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1996
--------------------------------------------------------------------------------

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $15,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,091,868 and $9,917,007, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1996, was 3.43%. During the year ended October 31, 1996, the rates ranged from 3.390% to 4.625%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. SUBSEQUENT EVENT

The Trust declared a long-term capital gain distribution of $.00108 per common share to shareholders of record on December 13, 1996 which will be payable on December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade Pennsylvania Municipals as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

 VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.
                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 5,272,361 shares voted in his favor, 71,386 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 5,273,433 shares voted in his favor, 70,314 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 5,274,661 shares voted in his favor, 69,086 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 5,240,214 voted in favor, 40,931 voted against and 63,732 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 5,654,842 shares voted for the proposal, 103,583 voted against and 192,518 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 3,484,130 shares voted for the proposal, 166,181 voted against and 201,486 abstained.